Exhibit 10.9

                                                                  Execution Copy


                             STOCK PLEDGE AGREEMENT

         STOCK PLEDGE AGREEMENT ("Pledge"), dated February 3, 2004 from American Vantage Media Corporation, a Nevada corporation, (the "Pledgor") to Lee Miller as Pledge Agent (the "Pledge Agent") on behalf of Al Cattabiani ("Cattabiani"), Carl Seldin Koerner ("Koerner"), Clara Spalter Miller ("C. Miller"), Jefferies & Company, Inc. ("Jefferies") and Lee Miller ("Miller" and together with Cattabiani, Koerner, C. Miller, and Jefferies & Company, Inc., the "Pledgees").


                              W I T N E S S E T H :

         WHEREAS, on the date hereof, pursuant to the terms of a certain Stock Purchase Agreement, of even date herewith among the Pledgor, Wellspring Media, Inc. ("Wellspring") and certain of the Pledgees, (the "Agreement"), certain of the Pledgees have agreed to sell all of their shares in Wellspring to the Pledgor (the "Sale"); and

         WHEREAS, in furtherance of such Sale, on the date hereof, the Pledgor has issued certain promissory notes to the Pledgees (the "Notes"); and

         WHEREAS, certain of the Pledgees have assigned $480,000 of the principal amount of the Notes to Jefferies;

         WHEREAS, in furtherance of such Sale, Wellspring has agreed to guaranty the obligations of the Pledgor under the Notes pursuant to the terms of a Guaranty Agreement of even date herewith (the "Guaranty"); and

         WHEREAS, in furtherance of such Sale, pursuant to the terms of a Security Agreement of even date herewith (the "Security Agreement") Wellspring has pledged certain of its assets as collateral security for performance of its obligations under the Guaranty; and

         WHEREAS, in order to induce certain of the Pledgees to make the Sale, the Pledgor has agreed to pledge to Pledgees, as security for the Obligations (as defined herein) of Pledgor and Wellspring under the Notes, the Security Agreement and the Guaranty, Two Thousand (2,000) shares of stock of Wellspring, representing all of the issued and outstanding shares of stock of Wellspring (collectively, the "Shares");

         NOW, THEREFORE, in consideration of One ($1.00) Dollar, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.        Certain Defined Terms

                  (a) Specific Terms. In addition to terms defined elsewhere in this Pledge or in any exhibit or amendment hereto or document incorporated herein, when used herein, the following terms shall have the following meanings:

                           (i) "Applicable Law" shall mean any applicable law,
including, without limitation, any: (a) federal, state, territorial, county, municipal or other governmental law, statute, ordinance, rule, regulation, requirement or use or disposal classification or restriction, whether domestic or foreign; (b) judicial, administrative or other governmental order, injunction, writ, judgment, decree, ruling, interpretation, finding or other directive, whether domestic or foreign; (c) common law or other legal precedent; or (d) governance provision, rule, regulation, requirement or restriction of any securities, commodities or similar exchange or market or self-governing or self-regulatory body.

                           (ii) "Obligations" shall mean all sums due under the
Notes, the Agreement, the Guaranty, and the Security Agreement.

                           (iii) "Organizational Documents" shall mean any and
all certificates, charters, articles, bylaws and similar documents pertaining to any of the Shares, or the organization or governance of any entity the Shares or other ownership interests of which constitute all or any part of the Shares, in each case whether now or hereafter existing, and irrespective of whether reduced to writing, and as each has been and hereafter may be supplemented, modified, amended, restated or replaced from time to time.

                  (b) Other Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Notes or the Agreement. Unless otherwise defined in this Pledge, the Notes or the Agreement, terms used in this Pledge which are defined in the Uniform Commercial Code of the State of New York (the "UCC") shall have the meanings assigned to such terms in the UCC.

Section 2.        Grant of Security Interests

         As security for the timely and full payment and performance of the Obligations, the Pledgor hereby absolutely, unconditionally and irrevocably pledges, assigns, conveys, mortgages, transfers and delivers to the Pledgees, and grants to the Pledgees a continuing security interest in, the Shares.

Section 3.        Representations, Warranties and Covenants of the Pledgor

         (a) The Pledgor represents and warrants to the Pledgees that:

                  (i) The execution, delivery and performance by the Pledgor of this Pledge: (a) does not and will not violate or conflict with any Applicable Law or other governmental requirement; and (b) do not and will not breach or violate any of the provisions of, and will not result in a default by the Pledgor under, any other agreement, instrument or document to which the Pledgor is a party or by which the Pledgor is bound;

                  (ii) Except as may have been given or obtained, no notice to or consent or approval of any Governmental Body or other person whatsoever is required in connection with the execution, delivery or performance by the Pledgor of this Pledge;

                  (iii) This Pledge is the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms;


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


                  (iv) The Pledgor is the sole shareholder of Wellspring and is the sole owner of all of the issued and outstanding Shares; and

                  (v) The Pledgor is the record and beneficial owner of the Shares, and except for the security interests granted to the Pledgees hereunder and the Lien of Atlantic Bank of New York under the Pledge Agreement, of even date between the Pledgor and Atlantic Bank of New York none of the Shares are subject to any Lien.

         (b) The Pledgor covenants and agrees that it will not directly or indirectly, (other than pursuant to this Pledge):

                  (i) Make, create, incur, assume or permit any Lien of any nature in, to or against any part of the Shares;

                  (ii) Assign, pledge or in any way transfer or encumber any economic interest in and to any part of the Shares, including, without limitation, the right to receive any income, capital, or other distribution or proceeds from any part of the Shares;

                  (iii) Sell, transfer, exchange, redeem, retire, abandon or otherwise dispose of, surrender control of any portion of the Shares;

                  (iv) Cause or permit the issuance, transfer, sale or grant of an interest in, dispose of, or surrender control in any of the authorized shares of Wellspring;

                  (v) Cause or permit a change in the capitalization or structure of Wellspring, or issue or sell stock or other securities or stock options, warrants or obligations convertible into such stock or securities of Wellspring;

                  (vi) Cause or consent to any supplement, modification or amendment to, or any waiver of any term or provisions of, any stock certificate, instrument, contract, pledge, or other intangible included in the Shares;

                  (vii) Enter into any member's agreement, shareholder's agreement, voting trust or similar agreement or arrangement, or any amendment thereto or waiver thereof, or any other restriction or limitation in any way respecting assignability, transferability or any voting, dividend, distribution or other ownership right with respect to any of the Shares; or

                  (viii) Offer or agree to do or cause or assist the inception or continuation of any of the foregoing.

         (c) The Guarantor further covenants and agrees that it will maintain complete and accurate books and records with respect to the Shares and permit the Pledge Agent, upon reasonable notice and at all reasonable times, to inspect and copy all such books and records.

Section 4.   Certain Rights of the Pledgor

         Subject to the terms and provisions of this Pledge, so long as no Event of Default (as herein defined) shall have occurred and be continuing, the Pledgor shall be entitled: (a) to exercise any and all voting and consensual rights and powers relating or pertaining to the Shares or any part thereof for any purpose not inconsistent with the terms of this Pledge, the Notes, the Security Agreement, or the Guaranty; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if, in the Pledge Agent's judgment, such action would have



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a material adverse effect on the Shares, any part thereof, or any of the
Pledgees' rights, powers, privileges or interests under this Pledge, the Notes, the Security Agreement or the Guaranty; and provided, further, that the Pledgor shall give the Pledgees at least five (5) days' written notice of its intent to exercise, or the reasons for refraining from exercising, any such rights; and
(b) to receive and retain any and all dividends, other distributions of profit and interest payable in cash on the securities constituting part of the Shares; provided, however, that amounts paid or payable in cash in connection with any and all stock or liquidating dividends, returns of capital or other distributions of cash or other assets or properties made on, in respect of, upon, in redemption of, in exchange for, or in payment of principal of, any such Shares (whether resulting from a subdivision, combination or reclassification of ownership interests of the Shares, any merger, consolidation, acquisition or other exchange of assets or securities to which any issuer of the Shares may be a party, any conversion, call or redemption, or otherwise), shall be and shall become part of the Shares pledged under this Pledge, and, if received by the Pledgor, shall be received in trust for the benefit of the Pledgees, be segregated from other property or funds of the Pledgor, and shall be delivered immediately to the Pledge Agent (with all necessary endorsements) to be held as Shares pursuant to this Pledge.

Section 5.        Power of Attorney; Pledge Agent

         The Pledgor hereby irrevocably makes, constitutes and appoints the Pledge Agent as the Pledgor's true and lawful attorney-in-fact, with full power and authority from time to time, in such Pledgor's name, place and stead, or otherwise, exercisable upon the occurrence and during the continuance of an Event of Default, to: (a) take possession of and execute or endorse (to the Pledgees or otherwise) any one or more contracts, agreements, assignments and other documents, and any one or more notes, checks, or other instruments received, in payment for or on account of any of the Shares; (b) demand, collect and receive any monies due on account of any of the Shares, or exercise any withdrawal or other rights, powers, privileges, remedies or interests of such Pledgor under any of the Organizational Documents or Applicable Law, and give receipts and acquittances in connection therewith; (c) negotiate and compromise any claim, and commence, prosecute, defend, settle or withdraw any claims, suits or proceedings, pertaining to or arising out of any of the Shares; and (d) otherwise to take any and all action and to execute any and all agreements, contracts, documents and instruments as the Pledge Agent, in his discretion, shall deem necessary, appropriate or advisable to carry out the purpose and intent of this Pledge, all without regard to whether the Pledge Agent or Pledgees have taken any other action under this Pledge, the Notes, the Security Agreement, or the Guaranty or otherwise. This Power of Attorney is hereby declared to be irrevocable, with full power of substitution and coupled with an interest. This Power of Attorney shall survive the dissolution, reorganization or bankruptcy of the Pledgor or Wellspring and shall extend to and be binding upon each such Pledgor's successors, assigns, heirs and legal representatives. The Pledgees shall not be liable for any failure to collect or enforce the payment of any of those assets and properties.

         The Pledgees hereby authorize the Pledge Agent and do hereby make, constitute and appoint the Pledge Agent, with full power of substitution, as the Pledgees true and lawful attorney-in fact, with power in his own name or in the name of the Pledgees individually or collectively, to (a) take possession of and execute or endorse (to the Pledgees or otherwise) any one or more contracts, agreements, assignments and other documents, and any one or more notes, checks, or other instruments received, in payment for or on account of any of the Shares; (b)


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


demand, collect and receive any monies due on account of any of the Shares, or exercise any withdrawal or other rights, powers, privileges, remedies or interests of such Pledgor under any of the Organizational Documents or Applicable Law, and give receipts and acquittances in connection therewith; (c) negotiate and compromise any claim, and commence, prosecute, defend, settle or withdraw any claims, suits or proceedings, pertaining to or arising out of any of the Shares; and (d) otherwise to take any and all action and to execute any and all agreements, contracts, documents and instruments as the Pledgees, in their discretion, shall deem necessary, appropriate or advisable to carry out the purpose and intent of this Pledge, all without regard to whether the Pledgees have taken any other action under this Pledge, the Notes, the Security Agreement, or the Guaranty or otherwise.

Section 6.        Events of Default

         The occurrence of an Event of Default under any of the Notes shall constitute an "Event of Default" under this Pledge.

Section 7.        Rights and Remedies of the Pledgees

         Upon the occurrence and during the continuance of any Event of Default, the Pledge Agent on behalf of the Pledgees may take (and/or may cause one or more of its designees to take) any or all of the following actions: (a) prohibit the Pledgor from taking any action respecting any Shares otherwise permitted by this Pledge; (b) notify any obligors, issuers, custodians and other parties with respect to or interested in any of the Shares or the Pledgees' interest therein or of any action proposed to be taken with respect thereto, and direct one or more of those parties to make all payments, distributions and proceeds otherwise payable to the Pledgor with respect thereto directly to the Pledgees or its order until notified by the Pledgees that all of the Obligations have been fully paid and satisfied; (c) receive and retain all payments, distributions and proceeds of any kind with respect to any and all of the Shares; (d) make any request or demand for redemption, withdrawal or other liquidation of any of the Shares, in whole or in part; (e) take any action with respect to the offer, sale, lease or other liquidation or disposition, and delivery of the whole of, or from time to time any one or more items of, the Shares, including, without limitation: (i) to sell, assign, lease or otherwise dispose of the whole of, or from time to time any part of, the Shares (including, without limitation, all or any part of profits, losses, distributions and/or other economic interest in and to the Shares while without transferring the record and other ownership with respect thereto), or offer or agree to do so, in any established market or at any broker's board, private sale or public auction or sale (with or without demand on the Pledgor or any advertisement or other notice of the time, place or terms of sale) for cash, credit or any other asset or property, for immediate or future delivery, and for such consideration and upon such terms and subject to such conditions as the Pledgees in their sole and absolute discretion may determine, and the Pledgees may purchase (the consideration for which may consist in whole or in part of cancellation of indebtedness) or any other person may purchase the whole or any one or more items of the Shares, and all items purchased shall be free and clear of any and all rights, powers, privileges, remedies and interests of the Pledgor (whether individual, joint, several or otherwise), which the Pledgor expressly waives, (ii) to postpone or adjourn any such auction, sale or other liquidation or disposition or cause the same to be postponed or adjourned from time to time to a subsequent time and place, or to abandon or cause the abandonment of the


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same, all without any advertisement or other notice thereof, and (iii) to carry out any pledge to sell any item or items of the Shares in accordance with the terms and provisions of such pledge, notwithstanding that, after the Pledgees shall have entered into such pledge, all of the Obligations may have been paid and satisfied in full; (f) exercise any voting, consent, enforcement or other right, power, privilege, remedy or interest of the Pledgor pertaining to any item of Shares to the same extent as if the Pledgees were the outright owners thereof, including, without limitation, any right that a record or beneficial owner of any Shares may have; (g) take possession of, and thereafter deal with or use from time to time, all or any part of the Shares in all respects as if the Pledgees were the outright owners thereof; and (h) in addition to, and not by way of limitation of, any of the rights specified above, exercise or enforce any and all rights, powers, privileges, remedies and interests afforded to the Pledgees under this Pledge, the Notes, the Security Agreement, or the Guaranty and any and all provisions of Applicable Law (including, without limitation, the UCC). All rights and remedies of the Pledgees under this Pledge, the Notes, the Security Agreement, or the Guaranty and Applicable Law are cumulative and any one or more of such rights and remedies may be exercised simultaneously or successively.

Section 8.        Application of Proceeds, Etc.

                The net proceeds of any sale or other disposition of Shares actually collected or received by the Pledgees, after deducting all reasonable costs and reasonable expenses incurred at any time in the collection of the Obligations and the protection, collection and sale of the Shares (including, without limitation, fees, disbursements and expenses of attorneys and other professional advisors), will be applied to the payment of the Obligations, and the remainder shall be returned to the Pledgor or whomever else shall be entitled by Applicable Law thereto, subject, however, to any other rights or interests the Pledgees may have therein under any other instrument, agreement or document or Applicable Law. If the amount of all proceeds received with respect to and in liquidation of the Shares that shall be applied to payment and satisfaction of the Obligations shall be insufficient to pay and satisfy all of the Obligations in full, the Pledgor acknowledges and agrees that the Pledgor shall remain and be liable for any deficiency.

Section 9.        Termination

                The security interests of the Pledgees hereunder shall terminate when the Obligations shall have been fully paid and satisfied. Upon such complete payment and satisfaction: the Pledgees shall reassign, release and/or deliver to the Pledgor all Shares then held by or at the direction of the Pledgees and, if requested by the Pledgor, the Pledgees shall execute and deliver to the Pledgor for filing in each office in which any financing statement, mortgage, or lease, or assignment thereof, relating to the Shares, or any part thereof, shall have been filed, a termination statement under the UCC or an appropriate satisfaction, release, reconveyance or reassignment releasing the Pledgees's interest therein, and any other instrument or document that it deems reasonably necessary to evidence the termination of the Pledgees' security interest, each in such form and substance as may be reasonably acceptable to the Pledgees and the Pledgor. Any and all actions under this Section shall be without any recourse to or representation or warranty by the Pledgees and shall be at the sole cost and expense of the Pledgor.


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Section 10.       Further Assurances

                The Pledgor agrees to do such further acts and things and to execute and deliver such statements, assignments, agreements, instruments and other documents as the Pledgees from time to time reasonably may request in connection with the administration, maintenance, enforcement or adjudication of this Pledge in order: (a) to evidence, confirm, perfect or protect any Lien granted or required to have been granted under this Pledge, (b) to give the Pledgees or its designee confirmation and assurance of the Pledgees' rights, powers, privileges, remedies and interests under this Pledge, the Notes, the Security Agreement, the Guaranty and Applicable Law; (c) to otherwise effectuate the purpose and the terms and provisions of this Pledge, each in such form and substance as may be acceptable to the Pledgees.

Section 11.       Certain Covenants and Waivers of the Pledgor

                The Pledgor covenants and agrees that the representations, warranties, covenants and other pledges and Obligations of the Pledgor under this Pledge: (a) shall remain and continue in full force and effect without regard to (i) any waiver, modification, extension, amendment or restatement of any term or provision of the Notes, the Security Agreement, or the Guaranty, any of the Obligations, any Shares or any guaranty therefor, (ii) any full, partial or non-exercise of any of the Pledgees' rights, powers, privileges, remedies and interests under the Notes, the Security Agreement, the Guaranty or Applicable Law, (iii) any other event that otherwise might constitute a legal or equitable counterclaim, defense or discharge of a pledgor, surety or guarantor, (b) shall not be subject to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination that the Pledgor may have against the Pledgees or any other Person, and (c) shall not be diminished or qualified by the dissolution, reorganization, insolvency, bankruptcy, custodianship or receivership of the Pledgor, any guarantor, surety or other pledgor or any other person, or the inability of any of them to pay its debts or perform or otherwise satisfy its obligations as they become due for any reason whatsoever.

Section 12.       Guaranty

                The obligations of the Pledgor hereunder have been guaranteed by Wellspring pursuant to the terms of the Guaranty executed contemporaneously herewith.




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Section 13.       Miscellaneous

         (a) No failure or delay on the part of the Pledgees in exercising any right, power or remedy pursuant to this Pledge shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any amendment, modification, supplement, termination or waiver of any provision of this Pledge, nor any consent to any departure by the Pledgor therefrom, shall be effective unless the same shall be in writing and signed by the Pledgees. Any waiver of any provision of this Pledge and any consent to any departure by the Pledgor from the terms of this Pledge shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Pledgor shall in any case entitle the Pledgor to any other or further notice or demand in similar or other circumstances.

         (b) All notices and other communications required or permitted hereunder shall be in writing, and shall conform to the requirements set forth in the Agreement except for notices to Jefferies. Any notices or other communications required or permitted under, or otherwise in connection with this Pledge to Jefferies shall be in writing and shall be deemed to have been duly given when delivered in person or upon confirmation of receipt when transmitted by facsimile transmission (but only if followed by transmittal by national overnight courier or hand for delivery on the next Business Day) or on receipt after dispatch by registered or certified mail, postage prepaid, addressed, or on the next Business Day if transmitted by national overnight courier as follows:

               Jefferies and Company, Inc.
               520 Madison Avenue
               8th Floor
               New York, New York 10022
               Attn: General Counsel
               Fax: 212-284-2280

         (c) The Pledgor agrees to pay all reasonable fees and out-of-pocket expenses of the Pledgees (including, but not limited to, reasonable fees and expenses of outside counsel and auditors) in connection with the administration and enforcement of this Pledge. In addition, the Pledgor shall pay or reimburse the Pledgees for any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Pledge or any financing statement in connection herewith. If any suit or proceeding arising pursuant to the terms of this Pledge is brought against the Pledgees, the Pledgor, to the extent and in the manner directed by the Pledgees, shall each resist and defend such suit or proceeding with counsel approved by the Pledgees, which approval shall not be unreasonably withheld. The Pledgor shall indemnify, defend and save the Pledgees harmless from and against any and all claims, liabilities, losses, costs and expenses (including, without limitation, attorneys' fees, disbursements and expenses) of any nature whatsoever which may be asserted against or incurred by the Pledgees arising out of or directly or indirectly relating to this Pledge, including, without limitation, in connection with (i) the ownership or pledging of any


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Shares, or (ii) any failure by the Pledgor to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, liabilities, etc. arising directly our of the willful misconduct of the Pledgees. The obligations of the Pledgor under this Section shall survive the expiration or termination of this Pledge and the discharge of the other Obligations.

         (d) If the Pledgor shall fail to do any act or thing which he it covenanted to do under this Pledge or any representation or warranty on contained in this Pledge shall be breached, the Pledgees may, in their sole discretion, do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose; and any and all reasonable amounts so expended by the Pledgees shall be repayable to the Pledgees by the Pledgor immediately upon the Pledgees' demand therefor, with interest at the default rate as set forth in the Notes during the period from and including the date funds are so expended by the Pledgees to the date of repayment, and any such amounts due and owing the Pledgees shall be additional Obligations secured hereunder.

         (e) This Pledge shall be binding upon, and shall inure to the benefit of the Pledgees, the Pledge Agent, the Pledgor and their respective successors and assigns, personal representatives and heirs, as applicable. The Pledgor shall not assign any of its rights nor delegate any of its obligations under this Pledge without the prior written consent of the Pledgees, and no such consent by the Pledgees shall, in any event, relieve the Pledgor of any obligations under this Pledge.

         (f) Section and subsection headings in this Pledge are inserted only as a matter of convenience, and shall not affect the interpretation hereof. The necessary grammatical changes to make this Pledge apply to persons of either gender and to more than one person, as applicable, shall be assumed as if made.

         (g) This Pledge shall be governed by, and construed and enforced in accordance with the laws of the State of New York, without regard to principles of conflicts of law, or any other law that would make the laws of any other state or jurisdiction applicable hereto.

         (h) Whenever possible, each provision of this Pledge shall be interpreted in such manner as to be effective and valid under Applicable Law. Any provision of this Pledge which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Pledge or affecting the validity or enforceability of such provision in any other jurisdiction.

         (i) This Pledge shall become effective upon acceptance by the Pledgees, and, subject to the terms hereof, shall continue in effect so long thereafter as there shall be any Obligations outstanding.

         (j) This written Pledge constitutes the entire understanding and represents the full and final Pledge between the parties with respect to the subject matter hereof, and may not be contradicted by evidence of prior written Pledges or prior, contemporaneous or subsequent oral Pledges of the parties. There are no unwritten oral Pledges between the parties.

         (k) THE PLEDGOR AND THE PLEDGEES HEREBY IRREVOCABLY CONSENT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN ANY ACTION AGAINST IT


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


IN CONNECTION WITH THIS PLEDGE AND THE PLEDGOR AND THE PLEDGEES EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE. THE PLEDGOR FURTHER WAIVES ANY RIGHT IT MAY HAVE TO INTERPOSE A COUNTERCLAIM IN ANY PROCEEDING OR ACTION COMMENCED HEREUNDER.


Section 14.       Subordination.

         THIS AGREEMENT IS SUBJECT TO THE AGREEMENT OF SUBORDINATION DATED AS OF FEBRUARY 3, 2004 AMONG ATLANTIC BANK OF NEW YORK (THE "BANK"), EACH OF THE PLEDGEES AND AMERICAN VANTAGE MEDIA CORPORATION, WHICH AMONG OTHER THINGS SUBORDINATES THE PLEDGOR'S OBLIGATIONS HEREUNDER TO THE PRIOR PAYMENT OF CERTAIN OBLIGATIONS OWING TO THE BANK.






                             Signature Page Follows










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


         IN WITNESS WHEREOF, this Pledge has been executed as of the day and year first above written.

                                             AMERICAN VANTAGE MEDIA CORPORATION


                                             By:
                                                 ------------------------------

                                             Title:  President


                                             ----------------------------------
                                             Carl Seldin Koerner


                                             ----------------------------------
                                             Clara Spalter Miller


                                             ----------------------------------
                                             Lee Miller


                                             ----------------------------------
                                             Al Cattabiani

                                             Jefferies & Company, Inc.


                                             By:
                                                 ------------------------------
                                                 Roy Furman, Vice Chairman


                                             ----------------------------------
                                             Lee Miller, as Pledge Agent




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


STATE OF NEW YORK             )
                              SS.:
COUNTY OF _________________   )


         On February _______, 2004, before me, personally appeared ______________________, known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.






           (signature and office of individual taking acknowledgment)